Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Patrick Lashinsky, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ZipRealty, Inc. on Form 10-Q for the three months ended March 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of ZipRealty, Inc.

Date: May 5, 2010	By:	/s/ J. Patrick Lashinsky
J. Patrick Lashinsky
Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided by ZipRealty, Inc. and will be retained by ZipRealty, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.